SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                             FORM 8-K/A
                           Amendment No. 1


                           CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                          JANUARY 6, 2002
                  ---------------------------------
                           Date of Report
                  (Date of Earliest Event Reported)


                      SILK BOTANICALS.COM, INC.
       ------------------------------------------------------
       (Exact name of Registrant as Specified in its Charter)


                       975 S. CONGRESS AVENUE
                             SUITE 102
                    DELRAY BEACH, FLORIDA 33445
              ----------------------------------------
              (Address of Principal Executive Offices)


                            (561) 265-3600
                    -------------------------------
                    (Registrant's Telephone Number)


        FLORIDA                      0-21725                 65-0886132
----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission File          (IRS Employer
     of incorporation)               Number)            Identification No.)




                           EXPLANATORY NOTE

On January 21, 2002, Silk Botanicals.Com, Inc., a Florida corporation
(the "Registrant"), filed a Current Report on Form 8-K dated as of January 6, 2002, pertaining to the terms of an Asset Purchase Agreement (the "Agreement)" with BTSL Technologies Limited ("BTSL"), an Irish limited liability company, dated December 5, 2001. This Amendment No. 1 is filed to submit the audited financial statements of BTSL, and certain pro forma financial information required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On December 5, 2001 BTSL Technologies Limited ("BTSL"), an Irish limited liability company, entered into an Asset Purchase Agreement ("Agreement") with Silk Botanicals.Com, Inc. ("Registrant") regarding


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the sale of certain of the assets and business opportunities
("Acquired Assets") of BTSL to Registrant in exchange for 20,00,000 shares of Registrant common stock in a tax-free reorganization. The transaction closed on January 6, 2002. The assets were transferred to TecEnergy Limited, a newly-formed wholly-owned subsidiary of the Registrant, and as a consequence of the exchange for 20,00,000 shares of Registrant common stock, BTSL owned a majority of the issued and outstanding voting securities of the Registrant after the closing. Concurrently with execution of the Agreement, Padraic Maloney and Tim Coburn were appointed to the Registrant's Board of Directors to serve with Joseph R. Bergmann, the Registrant's Chief Executive Officer who has been a director since 1999.

The foregoing summary of the terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed January 21, 2002.

This Form 8-K/A amends the Current Report on Form 8-K filed January 21, 2002 to include Item 7 (a) financial statements and Item 7 (b) pro forma financial information.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)	Financial Statements of Business Acquired.  The financial
        statements of BTSL Technologies Limited are filed as Exhibit
        99.4 and are incorporated herein by reference.

(b)	Pro Forma Financial Information. The following pro forma
        financial information is filed as Exhibit 99.5 and is incorporated herein by reference.

        Pro forma condensed balance sheet as of December 31, 2001

        Pro forma condensed balance sheet as of December 31, 2001

        Notes to pro forma financial information

(c)	Exhibits.


Exhibit 99.4

        The financial statements of BTSL Technologies Limited


Exhibit 99.5

        Pro forma condensed balance sheet as of December 31, 2001

	Pro forma condensed balance sheet as of December 31, 2001

        Notes to pro forma financial information



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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILK BOTANICALS.COM, INC.


                                    BY: /s/ JOSEPH R. BERGMANN, PRESIDENT
                                    -------------------------------------



DATE: March 26, 2002



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